                                                              EXHIBIT 99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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     In connection with the shareholder report of American Century Mutual Funds,
Inc. (the  "Registrant")  on Form N-CSR for the period  ending  October 31, 2005
(the "Report"),  we, the  undersigned,  certify,  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated:  December 27, 2005

                                       /s/ William M. Lyons
                                       ---------------------------------------
                                       William M. Lyons
                                       President
                                       (chief executive officer)

                                       /s/ Maryanne L. Roepke
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                                       Maryanne L. Roepke
                                       Sr. Vice President, Treasurer, and
                                       Chief Financial Officer
                                       (chief financial officer)